UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2012

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2012, Four Oaks Fincorp, Inc. (OTC BB: FOFN) (the “Corporation”), the holding company for Four Oaks Bank & Trust Company (the “Bank”), issued a press release announcing reported financial results for the first quarter ended March 31, 2012.  Also on April 27, 2012, the Corporation filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission and attached a copy of the press release as Exhibit 99.1.

On May 2, 2012, the Corporation issued a press release correcting and replacing the press release issued on April 27, 2012.  The press release corrects the regulatory capital ratios of the Company and the Bank as of March 31, 2012.  The Corporation is filing this amendment to the Form 8-K to attach a copy of the press release issued on May 2, 2012, which replaces and supersedes the press release issued on April 27, 2012 in its entirety.  The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant  to  General  Instruction  B.2 of  Current  Report  on  Form  8-K,  the information in this Item 2.02, including the press release attached as Exhibits 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended, or otherwise subject  to the liability of that section.  Furthermore, the information in this Item 2.02, including the press release attached as Exhibits 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit

99.1	Corrected Press Release issued on May 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

By: /s/ Ayden R. Lee, Jr.
Ayden R. Lee, Jr.
Chairman, President, and
Chief Executive Officer

Date:	May 2, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Corrected Press Release issued on May 2, 2012